SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 1, 1997


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
       -------------------------------------------------------------------
                           (Exact Name of Registrant)


      New York                     333-05271              13-3728743
   --------------                -------------          ------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File Number)           Identification No.)
   incorporation)


                        380 Madison Avenue, New York          10017-2951
                   Address of principal executive offices)    (Zip Code)

  Registrant's telephone number, including area code: (212) 622-3510

Item 5.  Other Events.

         On or about March 15, 1997, Chase Manhattan Mortgage Corporation, a unit of The Chase Manhattan Bank, as servicer (the "Servicer") delivered to LaSalle National Bank (the "Trustee") the Officer's Certificate (the "Series One Servicer's Certificate") required by Section 3.13 of the Pooling and Servicing Agreement, dated as of July 1, 1996, among Chase Commercial Mortgage Securities Corp. (the "Depositor"), the Servicer, Lennar Partners, Inc. (the "Special Servicer"), LaSalle National Bank (the "Trustee") and ABN Amro Bank N.V., (the "Fiscal Agent") in respect of the Mortgage Pass-Through Certificates, Series 1996-1 (such agreement being the "Series One Pooling and Servicing Agreement").

         On or about April 28, 1997, the Special Servicer delivered to the Trustee the Officer's Certificate (the "Series One Special Servicer's Certificate") required by Section 3.13 of the Series One Pooling and Servicing Agreement.

         On or about March 13, 1997, Price Waterhouse LLP delivered to the Trustee the certificate (the "Series One Servicer's Accountant's Certificate") required by Section 3.14 of the Series One Pooling and Servicing Agreement.

         On or about February 6, 1997, Deloitte & Touche LLP delivered to the Trustee the certificate (the "Series One Special Servicer's Accountant's Certificate") required by Section 3.14 of the Series One Pooling and Servicing Agreement.

         On or about March 25, 1997, The Chase Manhattan Bank, as servicer (the "Servicer") delivered to LaSalle National Bank (the "Trustee") the Officer's Certificate (the "Series Two Servicer's Certificate") required by Section 3.13 of the Pooling and Servicing Agreement, dated as of December 1, 1996 among Chase Commercial Mortgage Securities Corp. (the "Depositor"), the Servicer, Lennar Partners, Inc. (the "Special Servicer"), LaSalle National Bank (the "Trustee") and ABN Amro Bank N.V., (the "Fiscal Agent") in respect of the Mortgage Pass-Through Certificates, Series 1996-2 (such agreement being the "Series Two Pooling and Servicing Agreement").

         On or about April 28, 1997, the Special Servicer delivered to the Trustee the Officer's Certificate (the "Series Two Special Servicer's Certificate") required by Section 3.13 of the Series Two Pooling and Servicing Agreement.

         On or about March 13, 1997, Price Waterhouse LLP delivered to the Trustee the certificate (the "Series Two Servicer's Accountant's Certificate") required by Section 3.14 of the Series Two Pooling and Servicing Agreement.

         On or about February 6, 1997, Deloitte & Touche LLP delivered to the Trustee the certificate (the "Series Two Special Servicer's Accountant's Certificate") required by Section 3.14 of the Series Two Pooling and Servicing Agreement.

         A copy of each of the (i) Series One Special  Servicer's  Certificates;
(ii) Series One Special Servicer's Certificate; (iii) Series One Servicer's Accountant's Certificate; (iv) Series One Special Servicer's Accountant's
Certificate; (v) Series Two Servicer's Certificate; (vi) Series Two Special Servicer's Certificate; (vii) Series Two Servicer's Accountant's Certificate; and (viii) Series Two Special Servicer's Accountant's Certificate is being filed as Exhibit 20.1, 20.2, 20.3, 20.4, 20.5, 20.6, 20.7 and 20.8, respectively, to this Current Report on Form 8-K.

Item 7(c). Exhibits

Exhibit Nos.               Description
------------               -----------
20.01                Series One Servicer's Certificate

20.02                Series One Special Servicer's Certificate

20.03                Series One Servicer's Accountant's Certificate

20.04                Series One Special Servicer's Accountant's Certificate

20.05                Series Two Servicer's Certificate

20.06                Series Two Special Servicer's Certificate

20.07                Series Two Servicer's Accountant's Certificate

20.08                Series Two Special Servicer's Accountant's Certificate

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  July 1, 1997


                                            THE CHASE MANHATTAN BANK,
                                            as Paying Agent, on behalf of
                                            Chase Commercial Mortgage
                                            Securities Corp.


                                            By:   /s/ Norma Catone
                                                  -------------------
                                           Name:   Norma Catone
                                           Title:  Second Vice President

                               INDEX TO EXHIBITS
                               -----------------


Exhibit Nos.           Description
------------           -----------

20.01                  Series One Servicer's Certificate

20.02                  Series One Special Servicer's Certificate

20.03                  Series One Servicer's Accountant's Certificate

20.04                  Series One Special Servicer's Accountant's Certificate

20.05                  Series Two Servicer's Certificate

20.06                  Series Two Special Servicer's Certificate

20.07                  Series Two Servicer's Accountant's Certificate

20.08                  Series Two Special Servicer's Accountant's Certificate